UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ACTION PRODUCTS INTERNATIONAL, INC.

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(Name of Registrant as Specified in Its Charter)

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ACTION PRODUCTS INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 5, 2003

TO OUR SHAREHOLDERS:

The Annual Meeting of the Shareholders of Action Products International, Inc. (the “Company”) will be held at the offices of the Company at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Thursday, June 5, 2003, at 1:30 p.m., to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

1.

Elect two directors as Class I Directors to serve a two-year term and one Class II director to serve the remainder of a one-year term.

2.

To transact such other business as may properly come before the meeting.

The Board of Directors has established April 25, 2003 as the record date for the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote at the meeting.  A form of proxy and the Company’s Annual Report for the fiscal year ended December 31, 2002 are enclosed.

Your vote is important.  Whether or not you expect to attend the meeting, please read the accompanying Proxy Statement and complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience.  You may revoke your proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

ACTION PRODUCTS INTERNATIONAL, INC.

/s/ Robert L. Burrows

Robert L. Burrows

Secretary

Orlando, Florida

May 7, 2003

ACTION PRODUCTS INTERNATIONAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

THURSDAY, June 5, 2003

1:30 P.M.

CORPORATE OFFICES

390 NORTH ORANGE AVENUE

21ST FLOOR, SUITE 2185

ORLANDO, FLORIDA

GENERAL INFORMATION

This Proxy Statement is furnished to shareholders of Action Products International, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the 2003 Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof (the “Meeting”).  The time and place of the Meeting are noted above.  This Proxy Statement and enclosed form of Proxy are being mailed to shareholders on or about May 13, 2003.  The Company’s Annual Report for the year ended December 31, 2002, including audited financial statements, is also enclosed.

The Board of Directors of the Company is soliciting proxies so that each shareholder is given an opportunity to vote.  These proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting.  When proxies are returned properly executed, the Proxy Committee will vote the shares represented thereby in accordance with the shareholders’ directions. The Proxy Committee is composed of Judith H. Kaplan, Director and Robert L. Burrows, Secretary and Chief Financial Officer of the Company, who will vote all shares of common stock represented by proxies

Shareholders are urged to specify their choices by marking the enclosed proxy; if no choice has been specified, the shares will be voted FOR the election of the three nominees as directors.  The proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting, although the Board of Directors currently knows of no other proposals or business to be presented.

Votes cast by proxy or in person at the Meeting will be tabulated by an Inspector of Elections, who will determine whether or not a quorum is present.  It is currently expected that the Company’s accountants, Moore Stephens Lovelace, P.A., will serve as the Inspector of Elections.  The presence at the Meeting, in person or by proxy, of the holders of a majority of the Company’s outstanding shares of common stock as of the record date will constitute a quorum.   Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner.

In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors.  Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes for such individual.

The principal offices of the Company are located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 and its telephone number is (407) 481-8007.

Securities Outstanding and Voting Rights

Only holders of shares of the Company’s common stock of record at the close of business on April 25, 2003 will be entitled to vote at the Meeting.  On the record date, 3,100,100 shares of the Company’s common stock were issued and outstanding.

Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors.  Approval of each of the matters to be acted upon at the Meeting will require a majority of the votes cast at the meeting to be cast in favor of the matter, except that directors will be elected by a plurality of the votes cast.

A list of the shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Company, 390 North Orange Avenue, Suite 2185, Orlando, Florida for inspection by any shareholder during regular business hours for a ten day period prior to the date of the Meeting.

Officers, directors and principal shareholders of the Company currently beneficially own approximately 65% of the Company’s outstanding shares of common stock.  See “Security Ownership of Management and Principal Shareholders.”  Accordingly, approval of the nominees for directors and any other matters presented at the Meeting is virtually assured.

Revocability of Proxies

Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy request in person at the Meeting, but if not so revoked, the shares represented by such proxy will be voted.

MANAGEMENT/BOARD OF DIRECTORS

The executive officers and directors of the Company are as follows:

Name

Age

Position

Ronald S. Kaplan

37

President/Chief Executive Officer/Director

Robert Burrows

48

Chief Financial Officer & Secretary

Neil Swartz

41

Director

Scott Runkel

55

Director

Judith Kaplan

64

Director

Warren Kaplan

65

Chairperson of the Board

Ronald S. Kaplan, President, Chief Executive Officer and Director.  Ronald Kaplan has served as our Chief Executive Officer since January 1996 and reassumed the title of President in July 2002.  He is the son of our founders and two of our directors Judith Kaplan and Warren Kaplan.  Prior to joining our Company Mr. Kaplan’s professional experience includes retail store operations and service in the United States Army where he held a secret clearance level.  Prior to becoming CEO he managed Logo America, an apparel and promotional products sales and manufacturing business.

Robert L. Burrows, Chief Financial Officer and Secretary.  Robert L. Burrows has served as our Chief Financial Officer and Secretary since July, 2001.  Mr. Burrows is a graduate of the University of Virginia with a Bachelor of Science degree in accounting and finance. He also holds an MBA from the Rollins College - Crummer School of Business. Prior to joining our Company he held various accounting and finance positions with General Electric and Lockheed Martin. From 1991 through 1996 he held various financial and operational positions, including Division Vice President of HBO & Company a leading developer and marketer of healthcare software systems. From 1996 through 1998 he served as Chief Operating Officer for Quadramed Corp. a publicly held Nasdaq listed company and CEDCO Publishing a privately held gift and stationery book publisher. From 1999 through 2001 he served as Chief Financial Officer of Lawgic Publishing a venture funded internet application service provider of intelligent legal software.

Neil Swartz, Director.  Neil Swartz founded MCG Partners, Inc., a merchant banking firm based in Boca Raton, Florida in early 1999 and serves as Chairman. Mr. Swartz served as the Chairman, President and Chief Executive Officer of a software company, which he took public on the Nasdaq Small Cap Market, from 1989 to 1998. He is a CPA and received his B.S. degree in accounting from Northeastern University.

Scott Runkel, Director.  Scott Runkel is the Chief Financial Officer of Gencor Industries Inc. (GCRX) a $70 million leading manufacturer of heavy machinery used for the production of highway construction materials, based in Orlando, Florida. Mr. Runkel has over 30 years experience as a financial executive. Previously Mr. Runkel was an Audit Partner and Director of Entrepreneurial Services at Ernst & Young.  He was also a partner and co-founder of Curry & Runkel Financial Services, a firm specializing in financing and consulting for privately owned businesses. He received his B.A. degree in accounting from the University of Wisconsin-Oshkosh, and is a CPA.  Mr. Runkel chairs the Company’s audit committee.

Judith Kaplan, Founder and Director.  Judith Kaplan, currently a Director, served as our Chairperson of the Board since our inception in 1980 until December 31, 1995.  Ms. Kaplan also served in various other executive capacities over the years, namely, President ('80-'87), Secretary ('80-'97), Chief Executive Officer ('80-'95), Chief Financial Officer ('80-'98) and Treasurer ('80-'91).  She is the mother of Ronald Kaplan.

Warren Kaplan, Founder and Chairperson of the Board.  Warren Kaplan, currently a Director since December 2002 and elected Chairperson in April 2003, served as our president for many years prior to 1996 before becoming a Managing Partner of Kaplan Asset Management.  Mr. Kaplan has over 40 years experience in investment banking, asset management and business operations.  He holds a BBA from CUNY. He is married to Judith Kaplan.

During fiscal 2002, the Board of Directors held four meetings, with the exception of Scott Runkel, who was nominated to the Board on August 9, 2002, and Warren Kaplan who was nominated to the Board on December 17, 2002. The average attendance by Directors at Board Meetings they were scheduled to attend was 100%.

Committees of the Board of Directors

The Company has two board committees – the Audit Committee and the Nominating Committee.  Current members of the committees are named below, with the chairman of each committee indicated with an asterisk.

AUDIT COMMITTEE

NOMINATING COMMITTEE

Scott Runkel*

Ronald Kaplan*

Neil Swartz

Judith Kaplan

The Audit Committee is charged with exercising the power and authority of the Board of Directors in the administration and review of (1) the quality and integrity of the Company’s financial statements, (2) compliance by the Company with regulatory requirements and (3) the selection, independence and performance of the Company’s external and internal auditors.  During fiscal 2002, the Audit Committee met 3 times and each member serving on the committee, attended 100% of said meetings.

The Nominating Committee is charged with exercising the power and authority of the Board of Directors to consider and nominate candidates for election as directors of the Company.  Shareholders may make nominations for the election of directors by delivering notice in writing to the Secretary of the Company in accordance with the instructions contained in Article XVII of the Company’s Bylaws.  During fiscal 2002, the Nominating Committee held two meetings, attendance was 100%.

Director Compensation

Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Company’s Board or any committee thereof.  Directors who are not full-time employees of the Company receive $2,500 per year, $500 for each Board meeting attended in person, and $250 for each Company Board meeting attended telephonically.  In addition, from time to time the Company may grant incentive stock options with an exercise price greater than the market value of the underlying stock to the directors for services rendered while serving on the Board.  In the past, outside directors were granted 10,000 shares under the Stock Option Plan for each year of service on the Board at an exercise price above the market value of the shares as listed at the time of the grant.

Section 16(a) Benneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s outstanding common stock to file with the Securities and Exchange Commission (the “SEC”) and Nasdaq initial reports of ownership and reports of changes in ownership of common stock.  Such persons are required by the SEC regulations to furnish the Company with copies of all such reports they file.  To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners were current with the exception of Form 4 filings for two officers regarding the grant of stock options in December 2002.  The Form 4 filings have subsequently been submitted.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid to the Company’s Chief Executive Officer and executive officers who were paid $100,000 or more during the 2002 fiscal year (the “Named Executives”).  Except as set forth in the table below, no bonuses or other compensation was paid during the 2002, 2001 or 2000 fiscal years.

	Summary Compensation Table
	Annual Compensation

Name and Principal Position	Year	Salary ($)	Annual Bonus ($)	Other Annual Compensation ($) [1]
Ronald Kaplan, CEO	2002	$ 130,000	$ -	$ 6,000
	2001	$ 130,000	$ -	$ 6,000
	2000	$ 105,000	$ -	$ 6,000

Ronald Tuchman, President [2]	2002	$ 93,500	$ -	$ 5,500
	2001	$ 113,500	$ -	$ 5,000

Robert Burrows, CFO [3]	2002	$ 110,000	$ -	$ -
	2001	$ 50,800	$ -	$ -

(1) Includes value of use of automobile
(2) Mr. Tuchman relinquished his position as President in July 2002 and resigned as an Officer and Director February 2003
(3) Mr. Burrows became CFO in July 2001

Option/SAR Grants in Last Fiscal Year

The following table sets forth information concerning stock options granted to each of the executives named in the Summary Compensation Table for the fiscal year ending December 31, 2002:

Name	Number of Shares Underlying Options Granted	Percentage of Total Options Granted to Employees During Fiscal Year	Average Exercise Price Per Share	Expiration Date
Ronald Kaplan	150,000	35.6%	$2.50	12/2004
Ronald Tuchman	-	-	-	-
Robert Burrows	75,000	17.8%	$2.50	(1)
(1) Options expire in equal installments in December 2004, 2005 and 2006.

Aggregated Option/SAR Exercises and Year End Option/SAR Values in Last Fiscal Year

The following table sets forth the aggregate of options exercised in the year ended December 31, 2002 and the value of options held at December 31, 2002.

Option/Warrant Exercises/Option/Warrant Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/Warrants at Fiscal Year End	Value of Unexercised In- the-money Options/Warrants At Fiscal Year End
Name	Exercise (#)	Realized ($)	Exercisable/Un-exercisable	Exercisable/Un-exercisable
Ronald S. Kaplan	829,000	$556,300(1)	150,000/0	$0/$0
Robert Burrows	0	$0	25,000/50,000	$0$0

(1) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the common stock underlying the options/warrants and the exercise prices of the options/warrants.  The last sale price of a share of the Company’s common stock on December 31, 2002 as reported by Nasdaq was $1.25.  The unexercised options are out-of-the-money.

Long-Term Incentive Plans

As of December 31, 2002, the Company did not maintain any long term incentive plans.

Employee Contracts, Termination Agreements, Changes in Control

The Company does not have an employment agreement with any of the executive officers named in the Summary Compensation Table.  The Company had an employment agreement with Ronald Tuchman which was terminated by mutual agreement in February 2003.  The Company has no agreements, plans or arrangements with respect to any of the executive officers named in the Summary Compensation Table for a change in control of the Company or as a result of such officer’s resignation, retirement or termination.

Other

Employee Stock Ownership Plan.  On April 23, 1984, the Company adopted an Employee Stock Ownership Plan (“ESOP”).  The ESOP qualifies for special tax benefits under the Internal Revenue Code.  Under the ESOP, the Company, at the discretion of its Board of Directors, may make an annual contribution to a trust that purchases the Company’s stock from the Company for the benefit of employees who have completed at least 1,000 hours of work during the fiscal year. Employer contributions under the ESOP are allocated to each eligible employee’s account on a pro-rata basis according to the total compensation paid to, and the number of years of service by, all eligible employees.  An employee becomes 100% vested in the ESOP following 5 years of plan eligibility.  As of December 31, 2002, there were 13,841 shares of Common Stock held by the Company’s ESOP trust.

401(k) Plan.  Effective October 3, 1986, the Company adopted a Voluntary 401(k) Plan.  All employees are eligible for the plan.  Previsously, employees who had worked for the Company for 18 months were currently eligible for a 34% match of their subsequent contributions, however, the match policy was suspended January 1, 2003.  Benefits are determined annually.  The lowest 66% of paid employees may contribute the lesser of 15% of their salary or the applicable maximum allowed by the Internal Revenue Code.  The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% of the average contribution of the lowest 66% of paid employees to the applicable maximum allowed by the Internal Revenue Code.  Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution. Company shares have never been allowed to be invested in the 401(k) plan.

Stock Option Plan.  To increase the officers, key employees and consultants interest in the Company and to align their interests more closely with the interests of the Company’s shareholders, the Board of Directors adopted a stock option plan called the “1996 Stock Option Plan” (the “Plan”) on May 28, 1996.  The Plan was subsequently ratified by a majority vote of the Company’s shareholders.

Under the Plan, the Company has reserved an aggregate of 900,000 shares of common stock for issuance pursuant to options granted under the Plan.  Plan Options are either (1) options qualifying as incentive stock options or (2) options that do not qualify - non-qualified options.  Any incentive option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant.  The exercise price of non-qualified options shall be determined by the Board of Directors or the Committee but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant.  As of December 31, 2002, there were 510,300 incentive options and 112,000 non-qualified options existing under the plan.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) the executive officer named in the Summary Compensation Table, (iii) all directors and officers as a group and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company’s common stock as of April 25, 2003.  Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned and the address of each beneficial owner is c/o Action Products International, Inc., 390 North Orange Ave., 21st Floor, Orlando, Florida 32801.  As of April 25, 2003, there were issued and outstanding 3,100,100 shares of Common Stock.

Table of Beneficial Ownership

Amount and Nature of

  Beneficial

Percent

Name

  Ownership

of Class

Ronald S. Kaplan

  1,252,317 (1)

34.4%

Robert Burrows

       28,000 (2)

  2.1%

Judith Kaplan

     837,390 (3)

23.0%

Warren Kaplan

     837,390 (4)

23.0%

Elissa Paykin

     237.254 (5)

  6.5%

Neil Swartz

                     10,000 (6)                     <1%

Scott Runkel

         5,000 (7)

 <1%

All Directors and

Executive Officers and

Beneficial Owners

as a Group

(7 persons)

  2,369,961 (8)

65.2%

1

Includes immediately exercisable options to purchase 150,000 shares at $2.00, $2.50 and $3.00 per share.

2

Includes immediately exercisable options to purchase 25,000 shares at $2.00 per share. Excludes currently unexercisable options to purchase an additional 25,000 shares at $2.50 per share and 25,000 shares at $3.00 per share.

3

Includes 13,841 shares held as Trustee of the Company’s Employee Stock Ownership Plan Trust and 411,212 shares owned individually.  Ms. Kaplan disclaims beneficial ownership in all 412,337 of her husband’s shares.

4

Includes 13,841 shares held as Trustee of the Company’s Employee Stock Ownership Plan Trust and 412,337 shares owned individually.  Mr. Kaplan disclaims beneficial ownership in all 411,212 of his wife’s shares.

5

Elissa Paykin is the daughter of Judith and Warren Kaplan.

6

Includes immediately exercisable options to purchase 10,000 shares at $1.25 per share.

7

Includes immediately exercisable options to purchase 5,000 shares at $1.88 per share. Excludes currently unexercisable options to purchase an additional 5,000 shares at $1.88 per share.

8

Includes immediately exercisable options to purchase 190,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Equity Investment during 2002

On November 26, 2002, the Company issued a press release concerning the cash infusion by the Kaplan family, the Company’s founders, of over $1,100,000 which was part of management’s plan to bring the Company back into compliance with the stockholders’ equity requirement for continued listing on the Nasdaq SmallCap Market and to finance the Company’s business objectives.  The cash infusion was a combination of $600,000 from the exercise of outstanding warrants and a $520,500 payment of stock subscriptions receivable.

In 1998, Ronald S. Kaplan redeemed the conversion features of a $600,000 loan due him from the Company in exchange for warrants exercisable for shares of the Company’s common stock under substantially the same terms as the conversion feature.  Once alternative financing was arranged with a financial institution, the loan was satisfied.  In November 2002, the Company received total proceeds of $600,000 from the sale of 1,036,300 shares of common stock to Ronald Kaplan, the Company’s Chief Executive Officer, and Elissa Paykin, Ronald Kaplan’s sister and daughter of Warren Kaplan and Judith Kaplan, two of the Company’s directors, at $0.579 per share pursuant to the exercise of the above-referenced warrants.

In the fourth quarter of 2002, the Kaplan family paid in full approximately $520,500 in stock subscriptions receivable owed to the Company by Warren Kaplan, Judith Kaplan, Ron Kaplan and Elissa Paykin.

Separation Agreements

On February 7, 2003, Ronald Tuchman, a director and the Company’s former president, entered into an agreement to terminate his employment with the Company.  Under the terms of the agreement, Mr. Tuchman relinquished all stock options and any future compensation.  Mr. Tuchman received $128,000 payment from the Company for the repurchase of 114,300 shares of the Company’s common stock Mr. Tuchman originally acquired at the outset of his employment with the Company in 2001.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring (1) the quality and integrity of the Company’s financial statements, (2) the Company’s compliance with regulatory requirements and (3) the independence and performance of the Company’s independent and internal auditors.  Among other responsibilities, we review, in our oversight capacity, the independent auditors report and the Company’s annual financial statements with management.  We also recommend to the Board of Directors the selection of the Company’s independent auditors.  Our Committee is composed of two independent directors and operates under a written charter.  Each committee member is independent as defined by the Nasdaq Small Cap listing standards. In addition, our board of directors has determined that Scott Runkel, as defined by SEC rules, is both independent and an audit committee financial expert.

In discharging our duties, we have reviewed and discussed the Company’s audited financial statements with management which has the primary responsibility for the financial statements. Moore Stephens Lovelace, P.A -(MSL), the Company’s independent auditor for 2002, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.  We have discussed the report of the independent auditors regarding the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Company’s independent auditors also provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with MSL that firm’s independence.  The Committee also concluded that MSL’s provision of non-audit services, as described in the next section, is compatible with MSL’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above, do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on our review of the independent auditors’ report provided to our Committee, discussions with management, and the representations of management, we have recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for fiscal 2002.

Scott Runkel, Chairman

Neil Swartz

Audit and Related Fees

Audit Fees.  The aggregate fees billed by Moore Stevens Lovelace, P.A. for professional services for the audit of the Company’s annual consolidated financial statements for fiscal 2002 were $25,750 and the aggregate fee for reviews of the condensed financial statements included in the Company’s Form 10-QSB reports for fiscal 2002 were $12,150.

Financial Information and Systems Design and Implementation Fees.  Moore Stephens Lovelace, P.A did not bill the Company for any financial information systems design and implementation fees for fiscal 2002.

All Other Fees.  Moore Stephens Lovelace, P.A. rendered tax and other assurance services, during 2002 for fees which totaled $11,500.

PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1.

ELECTION OF DIRECTORS

Current Nominees

The two-year terms of the Class I directors will expire at the upcoming annual meeting.  The Board of Directors has nominated Judith Kaplan for re-election as a Class I Director. Ms. Kaplan is currently serving as a Class I director.  If she is re-elected, she will continue to serve as a Class I director with a term to expire at the annual meeting of shareholders to be held in 2005.

Mr. Smollar resigned his position effective January 21, 2003.  Scott Runkel was nominated by the Board to assume a seat as a Class I Director.  If he is elected, he will serve as a Class I Director until 2005.

Mr. Tuchman resigned his position effective February 7, 2003.  Warren Kaplan was nominated by the Board to assume a seat as a Class II Director.  If he is elected, he will continue to serve as a Class II Director until 2004.

Should any nominee become unable or unwilling to accept a nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board.  If you have properly executed and returned a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee.  The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

In accordance with the Company’s Bylaws, directors are elected by a plurality of the votes of the shares represented and entitled to vote at the meeting.  That means the three nominees will be elected if they receive more affirmative votes than any other nominees.

Continuing Directors

The Company’s Board of Directors is separated into two classes, and the directors of each class are elected to serve for two-year terms.  The terms of the Class I directors expire at the annual meeting of shareholders to be held in 2003, and the terms of the Class II directors expire at the annual meeting of shareholders to be held in 2004.  Assuming election of the nominees named above, the following is a list of the persons that will constitute the Company’s Board of Directors.

Name	Age	Class	Committees	Expiration
Ronald S. Kaplan	37	II	Nominating (Chair)	2004
Neil Swartz	41	II	Audit	2004
Warren Kaplan	65	II		2004
Scott Runkel	55	I	Audit (Chair)	2003
Judith H. Kaplan	64	I	Nominating	2003

Vote Required and Recommendation

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE THREE NOMINEES.

OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters to be brought before the Meeting.  Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

SHAREHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received at the Company’s principal executive offices not later than the close of business on January 12, 2004.  For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding sentence) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company received notice of the proposal before the close of business on March 28, 2004 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 28, 2004.  Article XVII of the Company’s Bylaws provides that all shareholder proposals must contain certain information regarding the shareholder, including the shareholder’s name and address, the names of any person nominated by the shareholder as a director, any arrangement between the shareholder and such nominee, and any other information regarding the matter of business proposed by the shareholder that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

Notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Robert L. Burrows, Secretary and Chief Financial Officer, Action Products International, Inc., 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

INDEPENDENT PUBLIC ACCOUNTANTS

Moore Stephens Lovelace, P.A., acted as the principal accountants for the Company for the fiscal year most recently completed.  The Company expects representatives of Moore Stephens Lovelace, P.A. to be present at the Meeting, to have an opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.  It is also expected that a Moore Stephens Lovelace P.A. representative will serve as the Inspector of Elections.

EXPENSES OF SOLICITATION

The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners.  In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING.  SHAREHOLDERS PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.  PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Dated:

May 7, 2003

ACTION PRODUCTS INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

June 5, 2003

The undersigned hereby constitutes and appoints Judith H. Kaplan and Robert L. Burrows the undersigned’s true and lawful attorneys and proxies (with full power of substitution in each) (the “Proxy Agents”), to vote all of the shares of Action Products International, Inc. owned by the undersigned on April 25, 2003, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at the offices of the Company located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Thursday, June 5, 2003, at 1:30 p.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE.

ELECTION OF DIRECTORS – To elect three directors as follows:  Warren Kaplan, as Class II Director for a one-year term to expire in 2004. Judith Kaplan and Scott Runkel as Class I Directors for a two-year term to expire in 2005.

[  ] FOR ALL Nominees

[  ] WITHHOLD ALL Nominees

[  ] FOR ALL EXCEPT:

(To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided above.)

Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy agents, and each of them, are authorized to vote the shares represented by this Proxy as their judgement indicates is in the best interest of Action Products International, Inc.

This Proxy is solicited on behalf of the Management of Action Products International, Inc.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder.  If no direction is made, this Proxy will be voted FOR the proposal described above.

IMPORTANT:  Please date this Proxy and sign exactly as your name or names appear hereon.  If shares are held jointly, both owners must sign.  Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Dated:

, 2003

Signature of Joint Shareholder

Dated:

, 2003

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Check this box if you plan to attend the Annual Meeting [  ]

To Our Shareholders:

Whether or not you are able to attend our 2003 Annual Meeting of Shareholders, it is important that your shares be represented, no matter how many shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope. We look forward to receiving your voted Proxy at your earliest convenience.